Subsequent events	9 Months Ended
Sep. 30, 2017
Subsequent Event [Line Items]
Subsequent Events [Text Block]
Subsequent Events
Vessels Acquisition
During the third quarter of 2017, the Company entered into an agreement with an unaffiliated third party to acquire six Chinese built Ultramax dry bulk vessels for $142.5 million in the aggregate. Three of the vessels were built in 2015, one was built in 2016, and two were built in 2017.
As of October 20, 2017, the Company paid a 10% deposit, which will be held in escrow until each vessel is delivered. The acquisition, including the delivery of the vessels and payment of the remaining $128.3 million, is expected to occur in December 2017.
Initiation of a Quarterly Dividend
In October 2017, the Company’s Board of Directors declared the Company’s first quarterly cash dividend of $0.02 per share, payable on or about December 15, 2017 to all shareholders as of November 15, 2017 (the record date).
$85.5 Million Credit Facility
The Company has received a commitment for a loan facility of up to $85.5 million from Nordea Bank AB, New York Branch, and Skandinaviska Enskilda Banken AB (publ).  The loan facility will be used to finance up to 60% of the market value of the six Ultramax vessels the Company has recently agreed to acquire. The loan facility has a final maturity date of February 15, 2023 and bears interest at LIBOR plus a margin of 2.85%per annum.  The terms and conditions are similar to those set forth in the Company's existing credit facilities. The loan facility is subject to customary conditions precedent and the execution of definitive documentation.
$19.6 Million Japanese Lease Financing
In October 2017, the Company entered into a financing transaction of one of the Company’s Kamsarmax vessels with unaffiliated third parties in Japan.  The cost of the financing is equivalent to an expected fixed interest rate of 4.24% for 10 years.  If converted to floating interest rates, based on the expected weighted average life of the transaction, the equivalent margin at current swap rates would be LIBOR plus 2.14%.
The transaction involves the sale and leaseback of the SBI Rumba, a 2015 Japanese built Kamsarmax dry bulk vessel, for consideration of approximately$19.6 million.  As part of the transaction, the Company entered into a 9.5 year bareboat charter agreement with the buyer, with the Company’s option to extend for a further six months.  The agreement also provides the Company with options to repurchase the vessel beginning on the fifth anniversary of the sale and until the end of the agreements. This transaction, which shall be treated as a financial lease for accounting purposes, increases the Company’s liquidity by approximately $6.4 million, net of commissions and after repayment of the vessel’s existing loan.